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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 1, 1998
                                                  -----------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)




United States                333-04607                     22-2382028
-------------                ---------                     ----------
(State or other              (Commission File              (I.R.S. employer
Jurisdiction of              Number)                       Identification No.)
Incorporation)


                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                           --------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000
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Item 5.        Other Events
               ------------

               On May 1, 1998, the Underwriting Agreement, dated as of May 1, 1998 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On May 7, 1998, the Series 1998-3 Supplement, dated as of May 7, 1998, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.




Item 7.        Financial Statements, Pro Forma Financial Statements
               ----------------------------------------------------
               and Exhibits
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               Exhibits

               4.1 Underwriting Agreement, dated as of May 1, 1998, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

               4.2 Series 1998-3 Supplement, dated as of May 7, 1998, to the Second Amended and Restated Pooling and Servicing
                     Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.
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                                                                               2



                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE CHASE MANHATTAN BANK




                                            By: /s/ Patrick J. Margey
                                                -----------------------------
                                            Name:   Patrick J. Margey
                                            Title:  Vice President



Date:  May 18, 1998
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                                                                               3


                               INDEX TO EXHIBITS
                               -----------------



Exhibit                 Exhibit                                  Sequentially
-------                 -------                                  ------------
Number                                                           Numbered Pages
------                                                           --------------

4.1                     Underwriting Agreement, dated as
                        of May 1, 1998, among Chase USA,
                        as Transferor, CMB, as Servicer,
                        and CSI, as Underwriter.

4.2                     Series 1998-3 Supplement, dated
                        as of May 7, 1998, to the Second
                        Amended and Restated Pooling and
                        Servicing Agreement, among Chase
                        USA, as Transferor on and after
                        June 1, 1996, CMB, as Transferor
                        prior to June 1, 1996 and as
                        Servicer, and the Trustee.